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                                                                   Exhibit 10.47
________________________________________________________________________________

                             FISCAL AGENCY AGREEMENT

                                     between

                   NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY
                                     Issuer

                                       and

                       THE FIRST NATIONAL BANK OF BOSTON
                                  Fiscal Agent

                    ________________________________________

                         Dated as of February 10, 1994
                    ________________________________________

                    7 7/8% Surplus Notes scheduled to mature

                              on February 15, 2024

________________________________________________________________________________


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                                TABLE OF CONTENTS

                                                                          Page
                                                                          ----
 1.       The Securities ..............................................    1
          (a)     General .............................................    1
          (b)     Forms of Securities .................................    1
          (c)     Book-Entry Provisions ...............................    2
          (d)     Denominations .......................................    4

 2.       Fiscal Agent; Other Agents ..................................    4

 3.       Authentication ..............................................    5

 4.       Payment and Cancellation ....................................    6
          (a)     Payment .............................................    6
          (b)     Cancellation ........................................    7

 5.       Global Security .............................................    7

 6.       Registration, Transfer and Exchange of Securities ...........    9

 7.       Delivery of Certain Information .............................   12
          (a)     Rule 144A Information ...............................   12
          (b)     Periodic Reports ....................................   12

 8.       Conditions of Fiscal Agent's Obligations ....................   12
          (a)     Compensation and Indemnity ..........................   12
          (b)     Agency ..............................................   13
          (c)     Advice of Counsel ...................................   13
          (d)     Reliance ............................................   13
          (e)     Interest in Securities, etc. ........................   14
          (f)     Non-Liability for Interest ..........................   14
          (g)     Certifications ......................................   14
          (h)     No Implied Obligations ..............................   14

 9.       Resignation, Removal and Appointment of Successor ...........   15
          (a)     Fiscal Agent and Paying Agent .......................   15
          (b)     Resignation and Removal .............................   15
          (c)     Successors ..........................................   15
          (d)     Acknowledgement .....................................   16
          (e)     Merger, Consolidation, etc. .........................   17

 10.      Meetings and Amendnents .....................................   17
          (a)     Calling of Meeting, Notice and Quorum ...............   17
          (b)     Approval ............................................   18
          (c)     Binding Nature of Anendments, Notices,
                   Notations, etc. ....................................   20
          (d)     "Outstanding" Defined ...............................   21


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                                                                         Page

 11.      Governing Law ...............................................   21
 12.      No Implied Obligations ......................................   22
 13.      Notices .....................................................   22
 14.      Separability ................................................   22
 15.      Headings ....................................................   23
 16.      Counterparts ................................................   23

 EXHIBIT A          FORM OF SECURITY ..................................   A-1

 EXHIBIT B          FORM OF TRANSFER CERTIFICATE FOR
                      EXCHANGE OR TRANSFER OF RESTRICTED
                      DEFINITIVE SECURITY .............................   B-1


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          FISCAL AGENCY AGREEMENT, dated as of February 10, 1994, between NEW
ENGLAND MUTUAL LIFE INSURANCE COMPANY, a mutual life insurance company organized under the laws of the Commonwealth of Massachusetts (the "Issuer"), having its principal office at 501 Boylston Street, Boston, Massachusetts 02117, and THE FIRST NATIONAL BANK OF BOSTON, a national banking association organized under the laws of the United States, as Fiscal Agent (together with any successor as Fiscal Agent hereunder, the "Fiscal Agent"). The Exhibits attached hereto shall be deemed to be a part of this Agreement.

          1.  The Securities.

          (a) General. This Agreement is made in respect of $150,000,000 aggregate principal amount of 7 7/8% Surplus Notes scheduled to mature on February 15, 2024 (the "Notes" or the "Securities"). Claims based upon the Securities will rank below all Indebtedness, Policy Claims and Prior Claims (each as hereinafter defined) upon the terms and conditions set forth in Section 10 of the Notes. The payment by the Issuer of principal and interest on the Securities shall be conditioned upon the payment restrictions set forth in paragraphs 4 and 10 of the Securities (the "Payment Restrictions"). The Notes are scheduled to mature on February 15, 2024 (the "Scheduled Maturity Date"). Any reference herein to the term "scheduled maturity date" or other date for the payment of principal of the Notes shall include the date upon which any state or federal agency obtains an order or grants approval for the reorganization, rehabilitation, liquidation, conservation or dissolution of the Issuer.

          (b) Forms of Securities. The Securities are being offered and sold by the Issuer pursuant to a Purchase Agreement, dated February 3, 1994 (the "Purchase Agreement"), between the Issuer and the Purchasers named therein (the "Purchasers") either (i) to institutional investors that are "accredited investors" within the meaning of Rule 501(a)(1), (2), (3) or (7) or, if the investors therein all meet one of the foregoing criteria, Rule 501(a)(8) under the Securities Act of 1933, as amended (the "Act") ("Institutional Accredited Investors"), in definitive, fully registered form without interest coupons ("definitive Securities") or (ii) to qualified institutional buyers within the meaning of Rule 144A ("Rule 144A") under the Act in the form of a global
Security (the "Restricted Global Security") in definitive, fully registered form without interest coupons. The Securities shall be substantially in the form of Security attached as Exhibit A hereto, with such applicable legends as are provided for in Exhibit A. Each such global Security shall be registered in the name of a nominee of The
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Depository Trust Company (the "Depositary") and deposited with the Fiscal Agent, at BancBoston Trust Company of New York, an affiliate of the Fiscal Agent (together with any successor, the "Affiliate") at its New York office, as custodian for the Depositary, duly executed by the Issuer and authenticated by the Fiscal Agent as hereinafter provided. The aggregate principal amount of the Restricted Global Security may from time to time be increased or decreased by adjustments made on the records of the Fiscal Agent, as custodian for the Depositary, as hereinafter provided.

          All Securities shall be issued substantially in the form of Security attached hereto as Exhibit A and shall be executed manually or in facsimile on behalf of the Issuer by either its Chairman of the Board, President, or a Vice President, and by either its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary (the "Authorized Officers"), notwithstanding that such officers, or any of them, shall have ceased, for any reason, to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of any such Security. The Securities (i) may also have such additional provisions, omissions, variations or substitutions as are not inconsistent with the provisions of this Agreement, and (ii) may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with this Agreement, any law or with any rules made pursuant thereto or with the rules of any securities exchange, insurance regulatory or other governmental agency or depositary therefor or as may, consistently herewith, be determined by the Authorized Officers executing such Securities, in each case (i) and (ii) as conclusively evidenced by their proper execution of such Securities.

          (c) Book-Entry Provisions. This Section 1(c) shall apply to all Securities evidencing all or part of the Securities that are registered in the name of the Depositary or a nominee thereof ("global Securities").

          The Issuer shall execute and the Fiscal Agent shall, in accordance with this Section 1(c), authenticate and deliver a global Security as required to be issued pursuant to Section 1(b) hereof, which (A) shall be registered in the name of the Depositary or its nominee, (B) shall be delivered by the Fiscal Agent to the Depositary or pursuant to the Depositary's instructions and (C) shall bear legends substantially to the following effect:


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          "Unless this Security is presented by an authorized representative of
          [insert name of Depositary] to the Issuer or its agent for registration of transfer, exchange or payment, and any Security issued in exchange for this Security or any portion hereof is registered in the name of [insert name of nominee of Depositary] or in such other name as is requested by an authorized representative of [insert name of Depositary] (and any payment is made to [insert name of nominee of Depositary] or to such other entity as is requested by an authorized representative of [insert name of Depositary]), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON OTHER THAN [insert name of Depositary] OR A NOMINEE THEREOF IS WRONGFUL inasmuch as the registered owner hereof, [insert name of nominee of Depositary], has an interest herein."

          "This Security is a global Security within the meaning of the Fiscal Agency Agreement referred to hereinafter. This global Security may not be exchanged, in whole or in part, for a Security registered in the name of any person other than [insert name of Depositary] or a nominee thereof, except in the limited circumstances set forth in Section 5 of the Fiscal Agency Agreement, and may not be transferred, in whole or in part, except in accordance with the restrictions set forth in
          Section 6(c) of the Fiscal Agency Agreement. Beneficial interests in this global Security may not be transferred except in accordance with
          Section 6(c) of the Fiscal Agency Agreement."

          Neither any members of, or participants in, the Depositary ("Agent Members") nor any other persons on whose behalf Agent Members may act shall have any rights under this Fiscal Agency Agreement with respect to any global Security registered in the name of the Depositary or any nominee thereof, or under any such global Security, and the Depositary or such nominee, as the case may be, may be treated by the Issuer, the Fiscal Agent and any agent of the Issuer or the Fiscal Agent as the absolute owner and holder of such global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Issuer, the Fiscal Agent or any agent of the Issuer or the Fiscal Agent from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the opera-


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tion of customary practices of such persons governing the exercise of the rights of a holder of any Security.

          (d) Denominations. The Securities and beneficial interests in global Securities shall be issuable in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof.

          2.  Fiscal Agent; Other Agents.

          The Issuer hereby appoints The First National Bank of Boston, acting through its corporate trust office at Blue Hills Office Park, 150 Royall Street, Canton, MA 02021, Attn: Corporate Trust Division, Mail Stop 45-02-15, (1994 New England Mutual Fiscal Agency) and the payment office of its Affiliate (for payments, exchanges and transfers) in the Borough of Manhattan, The City of New York (together, the "Corporate Trust Office"), as fiscal agent of the Issuer in respect of the Securities upon the terms and subject to the conditions herein set forth, and The First National Bank of Boston hereby accepts such appointment. The First National Bank of Boston and any successor or successors as such fiscal agent qualified and appointed in accordance with Section 9 hereof, are herein called the "Fiscal Agent". The Fiscal Agent shall have the powers and authority granted to and conferred upon it in the Securities and hereby and such further powers and authority to act on behalf of the Issuer as may be mutually agreed upon by the Issuer and the Fiscal Agent. The Fiscal Agent shall keep a copy of this Agreement available for inspection during normal business hours at its Corporate Trust Office. The Fiscal Agent or any Paying Agent (as defined below) shall also act as Transfer Agent (as defined below). All of the terms and provisions with respect to such powers and authority contained in the Securities are subject to and governed by the terms and provisions hereof.

          The Issuer may, at its discretion, appoint one or more agents (a "Paying Agent" or "Paying Agents") for the payment, to the extent permitted under the Payment Restrictions, of the principal of and any interest on the Securities, and one or more agents (a "Transfer Agent" or "Transfer Agents") for the transfer and exchange of Securities, at such place or places as the Issuer may determine; provided, however, that the Issuer shall at all times maintain a Paying Agent and Transfer Agent in the Borough of Manhattan, The City of New York (which Paying Agent and Transfer Agent may be the Fiscal Agent or the Affiliate of the Fiscal Agent). The Issuer hereby initially appoints the Fiscal Agent at its Corporate Trust Office as principal Paying Agent, Transfer Agent, authenticating agent and securities


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registrar, and the Fiscal Agent hereby accepts such appointment. Each Transfer
Agent shall act as a security registrar and there shall be kept at the office of each Transfer Agent a register in which, subject to such reasonable regulations as the Issuer may prescribe, the Issuer shall provide for the registration of Securities and the registration of transfers of Securities. The Issuer shall promptly notify the Fiscal Agent of the name and address of any other Paying Agent or Transfer Agent appointed by it, and will notify the Fiscal Agent of the resignation or termination of any such Paying Agent or Transfer Agent. Subject to the provisions of Section 9(c) hereof, the Issuer may vary or terminate the appointment of any such Paying Agent or Transfer Agent at any time and from time to time upon giving not less than 90 days' notice to such Paying Agent or Transfer Agent, as the case may be, and to the Fiscal Agent. The Issuer shall cause notice of any resignation, termination or appointment of the Fiscal Agent or any Paying Agent or Transfer Agent and of any change in the office through which any such Agent will act to be provided to holders of Securities.

          3. Authentication.

          The Fiscal Agent is authorized, upon receipt of Securities duly executed on behalf of the Issuer for the purposes of the original issuance of Securities, (i) to authenticate said Securities in an aggregate principal amount not in excess of $150,000,000 and to deliver said Securities in accordance with the written order or orders of the Issuer signed on its behalf by an Authorized Officer and (ii) thereafter to authenticate and deliver Securities in accordance with the provisions therein and hereinafter set forth.

          The Fiscal Agent may, with the consent of the Issuer, appoint by an instrument or instruments in writing one or more agents (which may include itself) for the authentication of the Securities and, with such consent, vary or terminate any such appointment upon written notice and approve any change in the office through which any authenticating agent acts. The Issuer (by written notice to the Fiscal Agent and the authenticating agent whose appointment is to be terminated) may also terminate any such appointment at any time. The Fiscal Agent hereby agrees to solicit written acceptances from the entities concerned (in form and substance satisfactory to the Issuer) of such appointments. In its acceptance of such appointment, each such authenticating agent shall agree to act as an authenticating agent pursuant to the terms and conditions of this Agreement.


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            4. Payment and Cancellation.

          (a) Payment. For so long as the Fiscal Agent is acting as a Paying Agent hereunder, the Issuer, subject to the approval of the Commissioner of Insurance of the Commonwealth of Massachusetts (or such other governmental official, body or authority as may, after the date of issue of the Securities, become the primary regulator of the financial condition of the Issuer, together the "Commissioner"), shall provide to the Fiscal Agent, in immediately available funds on or prior to 10:00 a.m., New York time, on each date on which a payment of principal of or any interest on the Securities shall be scheduled, as set forth in the text of the Securities, such amount, in U.S. dollars, as is necessary to make such payment, and the Issuer hereby authorizes and directs the Fiscal Agent from funds so provided to it to make or cause to be made payment of the principal of and any interest, as the case may be, on the Securities in the manner, at the times and for the purposes set forth herein and in the text of said Securities; provided that (1) any permitted payment of interest on the Securities may be made by check mailed to the persons (the "registered owners") in whose names such Securities are registered on the register maintained pursuant to Section 6 hereof at the close of business on the record dates designated in the text of the Securities and (2) the Issuer will not provide any such funds to the Fiscal Agent prior to such time as the payment of such principal or interest is approved by the Commissioner. The Fiscal Agent may conclusively rely, without further inquiry, on receipt of such funds as evidence of the receipt by the Company of the approval of the Commissioner for such payment. Permitted payments of principal of or any interest on the Securities may be made, in the case of a registered owner of at least $5,000,000 aggregate principal amount of Securities, by wire transfer to an account maintained by the payee with a bank as specified in the text of the Securities if such registered owner so elects by giving notice to the Fiscal Agent, not less than 15 days (or such fewer days as the Fiscal Agent may accept at its discretion) prior to the date on which such payments are scheduled to be made, of such election and of the account to which payment is to be made. Unless such designation is revoked, any such designation made by such holder with respect to such Securities shall remain in effect with respect to any future payments with respect to such Securities payable to such holder. The Issuer shall pay any reasonable administrative costs in connection with making any such payments. The Fiscal Agent shall arrange directly with any other Paying Agent who may have been appointed by the Issuer pursuant to the provisions of Section 2 hereof for the payment, subject to the Payment


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Restrictions, from funds so paid by the Issuer of the principal of and any interest on the Securities in the manner, at the times and for the purposes set forth herein and in the text of said Securities. Notwithstanding the foregoing, the Issuer may provide directly to a Paying Agent funds for the payment, subject to the Payment Restrictions, of the principal thereof and interest payable thereon under an agreement with respect to such funds containing substantially the same terms and conditions set forth in this Section 4(a) and in Section 8(b) hereof; and the Fiscal Agent shall have no responsibility with respect to any funds so provided by the Issuer to any such Paying Agent.

          Payments of principal of and interest on the Securities shall be made in the manner set forth in the Securities, including the Payment Restrictions set forth therein.

          (b) Cancellation. All Securities delivered to the Fiscal Agent (or any other Agent appointed by the Issuer pursuant to Section 2 hereof) for payment or registration of transfer or exchange as provided herein or in the Securities shall be marked "cancelled" and, in the case of any other such Agent, forwarded to the Fiscal Agent. All such Securities shall be destroyed by the Fiscal Agent or such other person as may be jointly designated by the Issuer and the Fiscal Agent, which shall thereupon furnish certificates of such destruction to the Issuer.

          5.  Global Security.

          (a) Notwithstanding any other provisions of this Agreement or the Securities, a global Security shall not be exchanged in whole or in part for a Security registered in the name of any person other than the Depositary or one or more nominees thereof, provided that a global Security may also be exchanged for Securities registered in the names of any person designated by the Depositary in the event that (i) the Depositary has notified the Issuer that it is unwilling or unable to continue as Depositary for such global Security or such Depositary has ceased to be a "clearing agency" registered under the Securities Exchange Act of 1934 (as may be hereafter amended from time to time, the "Exchange Act"), (ii) an event described in paragraph 14(a) or the first sentence of paragraph 14(b) of the Securities has occurred and is continuing with respect to the Securities or (iii) a request for certificates has been made upon 60 days' prior written notice given to the Fiscal Agent in accordance with the Depositary's customary procedures and a copy of such notice has been received by the Issuer from the Fiscal Agent. Any global Security exchanged


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pursuant to clause (i) above shall be so exchanged in whole and not in part and any global Security exchanged pursuant to clause (ii) or (iii) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a global Security or any portion thereof shall be a global Security, provided that any such Security so issued that is registered in the name of a person other than the Depositary or a nominee thereof shall not be a global Security.

          (b) Securities issued in exchange for a global Security or any portion thereof shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear the applicable legends provided for herein. Any global Security to be exchanged in whole shall be surrendered by the Depositary to the Transfer Agent located in the Borough of Manhattan, The City of New York, to be so exchanged. With regard to any global Security to be exchanged in part, either such global Security shall be so surrendered for exchange or, if the Fiscal Agent is acting as custodian for the Depositary or its nominee with respect to such global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Fiscal Agent. Upon any such surrender or adjustment, the Fiscal Agent shall authenticate and deliver the Security issuable on such exchange to or upon the order of the Depositary or an authorized representative thereof. Any Security delivered in exchange for the Restricted Global Security or any portion thereof shall bear the legend regarding transfer restrictions applicable to the Restricted Global Security set forth on the form of Security attached as Exhibit A hereto.

          (c) Subject to the provisions of Section 1(c) above, the registered holder may grant proxies and otherwise authorize any person, including Agent Members and persons that may hold interests through Agent Members, to take any action which a holder is entitled to take under this Fiscal Agency Agreement or the Securities.

          (d) In the event of the occurrence of any of the events specified in paragraph (a) of this Section 5, the Issuer will promptly make available to the Fiscal Agent a reasonable supply of certificated Securities in definitive, fully registered form without interest coupons.


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          6. Registration, Transfer and Exchange of Securities.

          (a) The Fiscal Agent or its Affiliate, as agent of the Issuer for this purpose, shall maintain at its Corporate Trust Office in the Borough of Manhattan, The City of New York, a register of Securities for the registration of Securities and the transfers and exchanges thereof. Subject to the provisions of this Section 6, upon presentation for transfer or exchange of any Security at the office of any Transfer Agent accompanied by a written instrument of transfer or exchange in the form approved by the Issuer (it being understood that, until notice to the contrary is given to holders of Securities, the Issuer shall be deemed to have approved the form of instrument of transfer or exchange, if any, printed on any Security), executed by the registered holder, in person or by such holder's attorney thereunto duly authorized in writing, such Security shall be transferred upon the register for the Securities, and a new Security shall be authenticated and issued in the name of the transferee.

          (b) If a holder of definitive, certificated Securities that bear or are required to bear the legends set forth in the form of Security attached as Exhibit A hereto ("Restricted Definitive Securities") wishes at any time to transfer such Restricted Definitive Securities or to exchange such Restricted Definitive Securities, such exchange or transfer may be effected only in accordance with the provisions of this Section 6(b). Upon the receipt by the Fiscal Agent or its Affiliate, as Transfer Agent, at its office in The City of New York of (i) a Restricted Definitive Security accompanied by a written and executed instrument of transfer or exchange as provided in Section 6(a) and (ii) the following additional information and documents, as applicable:

          (1) if such Restricted Definitive Security is owned by the holder thereof and is being exchanged, without transfer, or if such Restricted Definitive Security is being transferred pursuant to an exemption from registration in accordance with Rule 144A or Rule 144 under the Act, a certification from such holder to that effect, substantially in the form of Exhibit B hereto; or

          (2) if the Restricted Definitive Security being transferred or exchanged contains a restrictive legend, certification to the effect that such transfer or exchange is in accordance with the restrictions contained in such legend, if required by the Fiscal Agent,


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the Fiscal Agent shall register the transfer of such Restricted Definitive
Security or exchange such Restricted Definitive Security for an equal principal amount of Restricted Definitive Securities of other authorized denominations.

          To permit registrations of transfers and exchanges, the Issuer shall execute and the Fiscal Agent (or an authenticating agent appointed pursuant to Section 2) shall authenticate and deliver definitive Securities at the Fiscal Agent's or any Transfer Agent's request. No service charge shall be made to a holder for any registration of transfer or exchange, but the Issuer may require payment of a sum sufficient to cover any transfer tax or other governmental charge payable in connection with any registration of transfer or exchange.

          All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations of the Issuer, subject to the Payment Restrictions, evidencing the same debt, and the applicable provisions of this Fiscal Agency Agreement shall apply equally thereto, as the Securities surrendered upon such registration of transfer or exchange.

          (c) A global Security may not be transferred, in whole or in part, to any person other than the Depositary or a nominee thereof, and no such transfer to any such other person may be registered; provided that this clause (c) shall not prohibit any transfer of a Security that is issued in exchange for a global Security but is not itself a global Security. No transfer of a Security to any person shall be effective under this Agreement or the Securities unless and until such Security has been registered in the name of such person.

          (d) Successive registrations and registrations of transfers and exchanges as aforesaid may be made from time to time as desired, and each such registration shall be noted on the Security register. No service charge shall be made for any registration of transfer or exchange of the Securities, but the Fiscal Agent may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith and any other amounts required to be paid by the provisions of the Securities.

          (e) Any Transfer Agent appointed pursuant to Section 2 hereof shall provide to the Fiscal Agent such information as the Fiscal Agent may reasonably require in connection with the delivery by such Transfer Agent of Securities upon transfer or exchange of Securities.


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          (f) No Transfer Agent shall be required to make registrations of transfer or exchange of Securities during any periods designated in the text of the Securities as periods during which such registration of transfer and exchanges need not be made.

          (g) If Securities are issued upon the transfer, exchange or replacement of Securities not bearing the legends required, as applicable, by the form of Security attached as Exhibit A hereto (collectively, the "Legend"), the Securities so issued shall not bear the Legend. If Securities are issued upon the transfer, exchange or replacement of Securities bearing the Legend, or if a request is made to remove the Legend on a Security, the Securities so issued shall bear the Legend, or the Legend shall not be removed, as the case may be, unless there is delivered to the Issuer such satisfactory evidence, which may include an opinion of independent counsel, as may be reasonably required by the Issuer that neither the Legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A or Rule 144 under the Act or that such Securities are not "restricted securities" within the meaning of Rule 144 under the Act. Upon provision of such satisfactory evidence, the Fiscal Agent, at the direction of the Issuer, shall authenticate and deliver a Security that does not bear the Legend or may remove the Legend, as the case may be. The Issuer agrees to indemnify each of the Fiscal Agent and its Affiliate for, and to hold each of them harmless against, any loss, liability or expense, including the fees and expenses of counsel, reasonably incurred, arising out of or in connection with actions taken or omitted by the Fiscal Agent or its Affiliate in reliance upon such legal opinion and the delivery of a Security that does not bear a Legend.

          (h) With the prior approval of the Commissioner, the Issuer and any person that constitutes an affiliate of the Issuer within the meaning of the Act may at any time purchase Securities in the open market or otherwise at any price, for its own account or the account of others. Any Security so purchased by the Issuer or any such affiliate for its own account shall be promptly surrendered to the Fiscal Agent for cancellation, together with written notice of the approval of the Commissioner, as appropriate, and shall not thereafter be re-issued or resold.

          (i) The Securities may not be redeemed at the option of the Issuer or any holder thereof.


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          7. Delivery of Certain Information.

          (a) Rule 144A Information. At any time when the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a holder of a Security or beneficial interest in a global Security, the Issuer shall furnish or cause to be furnished "Rule 144A Information" (as defined below) to such holder, or to a prospective purchaser of such Security or interest designated by such holder, in order to permit compliance by such holder with Rule 144A under the Act in connection with the resale of such Security by such holder. "Rule 144A Information" shall be such information as is specified pursuant to paragraph (d)(4) of Rule 144A (or any successor provision thereto), as such provisions (or successor provision) may be amended from time to time.

          (b) Periodic Reports. The Issuer shall deliver (or shall cause the Fiscal Agent to deliver) to each holder of a Security, after such items are available, one copy of each annual financial statement and each annual report to policyholders of the Issuer and one copy of the annual and quarterly statutory-basis financial statements (including exhibits) of the Issuer as filed by the Issuer with the Commissioner.

          8.  Conditions of Fiscal Agent's Obligations.

          The Fiscal Agent accepts its obligations herein set forth upon the terms and conditions hereof, including the following, to all of which the Issuer agrees and all of which are applicable to the Securities and the holders from time to time thereof:

          (a) Compensation and Indemnity. The Fiscal Agent shall be entitled to reasonable compensation as agreed with the Issuer for all services rendered by it, and the Issuer agrees promptly to pay such compensation and to reimburse the Fiscal Agent for the reasonable out-of-pocket expenses (including reasonable counsel fees and expenses) incurred by it in connection with or arising out of its services hereunder, or the issuance of the Securities and their offering and sale. The Issuer also agrees to indemnify the Fiscal Agent and its Affiliate for, and to hold each of them harmless against, any loss, damages, claim, liability or expense, incurred without negligence or bad faith, arising out of or in connection with its acting as Fiscal Agent or its Affiliate hereunder, as well as the reasonable costs and expenses of defending against any claim of liability in the premises. The obligations of the Issuer under this Section 8(a) shall survive payment of all the Securities or the resignation or removal of the Fiscal Agent. The Fiscal

Agent shall promptly notify the Issuer of any claim for which the Fiscal Agent or its Affiliate may seek indemnity, including costs and expenses of defending the relevant party against any claim for liability arising from the exercise or performance of any of its powers or duties hereunder. If the Issuer so elects within a reasonable time after receipt of such notice, it may assume the defense of such action with counsel chosen by it and approved by the Fiscal Agent (which approval shall not be unreasonably withheld), unless the Fiscal Agent reasonably objects to such assumption on the ground that there may be legal defenses available to it which are different from or in addition to those available to the Issuer. The Issuer shall not be obligated to pay for any settlement of any such claim made without its consent.

          (b) Agency. In acting under this Agreement and in connection with the Securities, the Fiscal Agent is acting solely as agent of the Issuer and does not assume any responsibility for the correctness of the recitals in the Securities (except for the correctness of the statement in its certificate of authentication thereon) or any obligation or relationship of agency or trust, for or with any of the owners or holders of the Securities, except that all funds held by the Fiscal Agent for the payment of principal of and any interest on the Securities, to the extent permitted under the Payment Restrictions, shall be held in trust for such owners or holders, as the case may be, as set forth herein and in the Securities; provided, however, that monies held in respect of the Securities remaining unclaimed at the end of two years after such principal and such interest shall have become payable in accordance with the Payment Restrictions (whether at the Scheduled Maturity Date or otherwise) and monies sufficient therefor shall have been duly made available for payment shall, together with any interest made available for payment thereon, be repaid to the Issuer. Upon such repayment, the aforesaid trust with respect to the Securities shall terminate and all liability of the Fiscal Agent and Paying Agents with respect to such funds shall thereupon cease.

          (c) Advice of Counsel. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof may consult with their respective counsel or other independent counsel satisfactory to them, and the opinion of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered by them hereunder in good faith and without negligence and in accordance with such opinion.

          (d) Reliance. The Fiscal Agent and any Paying Agent or Transfer Agent appointed by the Issuer pursuant to

Section 2 hereof each shall be protected and shall incur no liability for or in respect of any action taken or thing suffered by it in reliance upon any Security, notice, direction, consent, certificate, affidavit, statement, or other paper or document believed by it, in good faith and without negligence, to be genuine and to have been passed upon or signed by the proper parties.

          (e) Interest in Securities, etc. The Fiscal Agent, any Paying Agent or Transfer Agent appointed by the Issuer pursuant to Section 2 hereof and their respective officers, directors and employees may become the owners of, or acquire any interest in, any Securities, with the same rights that they would have if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person, and may engage or be interested in any financial or other transaction with the Issuer, and may act on, or as depositary, trustee or agent for, any committee or body of holders of Securities or other obligations of the Issuer, as freely as if they were not the Fiscal Agent, such other Paying Agent or Transfer Agent or such person.

          (f) Non-Liability for Interest. Subject to any agreement between the Issuer and the Fiscal Agent to the contrary, the Fiscal Agent shall not be under any liability for interest on monies at any time received by it pursuant to any of the provisions of this Agreement or the Securities.

          (g) Certifications. Whenever in the administration of this Agreement the Fiscal Agent shall deem it desirable that a matter of fact be proved or established prior to taking, suffering or omitting any action hereunder, the Fiscal Agent (unless other evidence be herein specifically prescribed) may, in the absence of bad faith or negligence on its part, rely upon a certificate signed by an Authorized Officer and delivered to the Fiscal Agent as to such matter of fact.

          (h) No Implied Obligations. The duties and obligations of the Fiscal Agent and the Issuer with respect to matters governed by this Agreement shall be determined solely by the express provisions hereof, and neither the Fiscal Agent nor the Issuer shall be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement and the Securities, as applicable, and no implied covenants or obligations shall be read into this Agreement or the Securities against either the Fiscal Agent or the Issuer. Nothing in this Agreement shall be construed to require the Fiscal Agent to advance or expend its own funds.

          9. Resignation, Removal and Appointment of Successor.

          (a) Fiscal Agent and Paying Agent. The Issuer agrees, for the benefit of the holders from time to time of the Securities, that there shall at all times be a Fiscal Agent hereunder which shall be a bank or trust company organized and doing business under the laws of the United States of America or the State of New York, in good standing and having, or having an affiliate which has, (x) an established place of business in the Borough of Manhattan, The City of New York, and (y) authority under such laws to exercise corporate trust powers, until all the Securities authenticated and delivered hereunder (i) shall have been delivered to the Fiscal Agent for cancellation or (ii) have become payable, subject to the Payment Restrictions, and monies sufficient to pay the full principal of and any interest remaining unpaid on the Securities shall have been made available for payment and either paid or returned to the Issuer as provided herein and in such Securities.

          (b) Resignation and Removal. The Fiscal Agent may at any time resign by giving written notice to the Issuer of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall not be less than 60 days from the date on which such notice is given, unless the Issuer agrees to accept shorter notice. The Fiscal Agent hereunder may be removed at any time by the filing with it of an instrument in writing signed on behalf of the Issuer and specifying such removal and the date when it shall become effective. Notwithstanding the dates of effectiveness of resignation or removal, as the case may be, to be specified in accordance with the preceding sentences, such resignation or removal shall take effect only upon the appointment by the Issuer, as hereinafter provided, of a successor Fiscal Agent (which, to qualify as such, shall for all purposes hereunder be a bank or trust company organized and doing business under the laws of the United States of America or of the State of New York, in good standing and having or having an affiliate which has, (x) an established place of business in the Borough of Manhattan, The City of New York, (y) authority under such laws to exercise corporate trust powers and (z) a combined capital and surplus in excess of $50,000,000) and the acceptance of such appointment by such successor Fiscal Agent. Upon its resignation or removal, the Fiscal Agent shall be entitled to payment as provided in Section 8(a) hereof to the date of termination.

          (c) Successors. In case at any time the Fiscal Agent (or any Paying Agent if such Paying Agent is the only

Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent) shall resign, or shall be removed, or shall become incapable of acting, or shall be adjudged bankrupt or insolvent, or shall file a voluntary petition in bankruptcy or make an assignment for the benefit of its creditors or consent to the appointment of a receiver of all or any substantial part of its property, or shall admit in writing its inability to pay or meet its debts as they severally mature, or if a receiver of it or of all or any substantial part of its property shall be appointed, or if an order of any court shall be entered approving any petition filed by or against it under the provisions of applicable receivership, bankruptcy, insolvency or other similar legislation, or if any public officer shall take charge or control of it or of its property or affairs, for the purpose of rehabilitation, conservation or liquidation, a successor Fiscal Agent or Paying Agent, as the case may be, qualified as aforesaid, shall be appointed by the Issuer by an instrument in writing, filed with the successor Fiscal Agent or Paying Agent, as the case may be, and the predecessor Fiscal Agent or Paying Agent, as the case may be. Upon the appointment as aforesaid of a successor Fiscal Agent or Paying Agent, as the case may be, and acceptance by such successor of such appointment, the Fiscal Agent or Paying Agent, as the case may be, so succeeded shall cease to be Fiscal Agent or Paying Agent, as the case may be, hereunder. If no successor Fiscal Agent or other Paying Agent, as the case may be, shall have been so appointed by the Issuer and shall have accepted appointment as hereinafter provided, and, in the case of such other Paying Agent, if such other Paying Agent is the only Paying Agent located in a place where, by the terms of the Securities or this Agreement, the Issuer is required to maintain a Paying Agent, then any holder of a Security who has been a bona fide holder of a Security for at least six months, on behalf of himself and all others similarly situated, or the Fiscal Agent, may petition any court of competent jurisdiction for the appointment of a successor fiscal or paying agent, as the case may be. The Issuer shall give prompt written notice to each other Paying Agent of the appointment of a successor Fiscal Agent.

          (d) Acknowledgement. Any successor Fiscal Agent appointed hereunder shall execute, acknowledge and deliver to its predecessor and to the Issuer an instrument accepting such appointment hereunder, and thereupon such successor Fiscal Agent, without any further act, deed or conveyance, shall become vested with all the authority, rights, powers, trusts, immunities, duties and obligations of such predecessor with like effect as if originally named as Fiscal

Agent hereunder and all provisions hereof shall be binding on such successor Fiscal Agent, and such predecessor, upon payment of its compensation as provided in Section 8(a) hereof to the date of termination, shall thereupon become obligated to transfer, deliver and pay over, and such successor Fiscal Agent shall be entitled to receive, all monies, securities, books, records or other property on deposit with or held by such predecessor as Fiscal Agent hereunder.

          (e) Merger, Consolidation, etc. Any bank or trust company into which the Fiscal Agent hereunder may be merged, or resulting from any merger or consolidation to which the Fiscal Agent shall be a party, or to which the Fiscal Agent shall sell or otherwise transfer all or substantially all the corporate trust business of the Fiscal Agent, provided that it shall be qualified as aforesaid, shall be the successor Fiscal Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

          10. Meetings and Amendments.

          (a) Calling of Meeting, Notice and Quorum. A meeting of holders of Securities may be called at any time and from time to time to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Agreement or the Securities to be made, given or taken by holders of Securities or to modify, amend or supplement the terms of the Securities or this Agreement as hereinafter provided, and subject to the requirement hereinafter set forth that the Issuer and the Fiscal Agent may, only with the prior approval of the Commissioner, modify, amend or supplement this Fiscal Agency Agreement or the terms of the Securities or give consents or waivers or take other actions with respect thereto. The Fiscal Agent may at any time call a meeting of holders of Securities for any such purpose to be held at such time and at such place in the Borough of Manhattan, The City of New York as the Fiscal Agent shall determine. Notice of every meeting of holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given as provided in the terms of the Securities, not less than 30 nor more than 60 days prior to the date fixed for the meeting (provided that, in the case of any meeting to be reconvened after adjournment for lack of a quorum, such notice shall be so given not less than 15 nor more than 60 days prior to the date fixed for such meeting). In case at any time the Issuer or the holders of at least 10% in aggregate principal amount of the Outstanding Securities (as defined in subsection (d) of this Section) shall have requested the Fiscal Agent to call a meeting of the holders of Securities for any such purpose, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, the Fiscal Agent shall call such meeting for such purposes by giving notice thereof.

          To be entitled to vote at any meeting of holders of Securities, a person shall be a holder of Outstanding Securities or a person duly appointed by an instrument in writing as proxy for such a holder. The persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. The Fiscal Agent may make such reasonable and customary regulations consistent herewith as it shall deem advisable for any meeting of holders of Securities with respect to the proof of the appointment of proxies in respect of holders of Securities, the record date for determining the registered owners of Securities who are entitled to vote at such meeting (which date shall be designated by the Fiscal Agent and set forth in the notice calling such meeting hereinabove referred to and which shall be not less than 15 nor more than 60 days prior to such meeting, provided that nothing in this paragraph shall be construed to render ineffective any action taken by holders of the requisite principal amount of Outstanding Securities on the date such action is taken), the adjournment and chairmanship of such meeting, the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate.

          (b) Approval. (i) At any meeting of holders of Securities duly called and held as specified above, upon the affirmative vote, in person or by proxy thereunto duly authorized in writing, of the holders of not less than a majority in aggregate principal amount of the Securities then Outstanding, or (ii) with the written consent of the holders of not less than a majority in aggregate principal amount of the Securities then Outstanding, in each case (i) or (ii) the Issuer and the Fiscal Agent may, with the prior approval of the Commissioner, modify, amend or supplement the terms of the Securities or this Agreement in any way, and the holders of Securities may make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of future compliance or past failure to perform) or other action provided by this Agreement or the Securities to be made, given or taken by holders of Securities; provided, however, that no such action, modification, amendment or supplement, however effected, may, without the consent of the holder of each Security affected thereby, (A) change the Scheduled Interest Payment Date or Scheduled Maturity Date (in each case, as defined in the Securities) of the principal of or any installment of interest on any Security, (B) reduce the principal amount of any Security or the interest rate thereon, (C) change the currency in which, or the required place at which, payment with respect to interest or principal in respect of the Securities is payable, (D) change the Issuer's obligations under
Section 7(a) hereof in any manner adverse to the interests of the holder of a Security, (E) impair the right of a holder of a Security to institute suit for the enforcement of any payment, if such payment is permitted under the Payment Restrictions, on or with respect to any Security, (F) reduce the above-stated percentage of the principal amount of Outstanding Securities the vote or consent of the holders of which is necessary to modify, amend or supplement this Agreement or the terms and conditions of the Securities or to make, take or give any request, demand, authorization, direction, notice, consent, waiver (including waiver of any future compliance or past failure to perform) or other action provided hereby or thereby to be made, taken or given, (G) reduce the percentage in aggregate principal amount of Outstanding Securities that constitutes the quorum required at any meeting of holders of Securities at which a resolution is adopted, (H) change the restrictions on payment set forth in the Securities in a manner adverse to such holder, or (I) change the provisions of Paragraph 10 of the Securities in a manner adverse to such holder.

          The Issuer and the Fiscal Agent may without the vote or consent of any holder of Securities, amend this Agreement or the Securities, with the prior approval of the Commissioner, for the purpose of (a) adding to the covenants of the Issuer for the benefit of the holders of Securities, or (b) surrendering any right or power conferred upon the Issuer, or (c) securing the Securities or (d) evidencing the succession of another corporation to the Issuer and the assumption by such successor of the covenants and obligations of the Issuer, herein and in the Securities as permitted by this Agreement and the Securities, or (e) modifying the restrictions on, and procedures for, resale and other transfers of the Securities to the extent required by any change in applicable law or regulation, or the interpretation thereof, or in practices relating to the resale or transfer of restricted securities generally, or (f) accommodating the issuance, if any, of Securities in book-entry or certificated form and matters related thereto which do not adversely affect the interest of any Security holder in any material respect, or (g) curing any ambiguity or correcting or supplementing any defective provision contained herein or in the Securities in a manner which does not adversely affect the interest of any Security holder in any material respect, or (h) effecting any amendment which the Issuer and the Fiscal Agent may determine is necessary or desirable and which shall not adversely affect the interest of any Security holder.

          It shall not be necessary for the vote or consent of the holders of Securities to approve the particular form of any proposed modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action, but it shall be sufficient if such vote or consent shall approve the substance thereof.

          The Fiscal Agent may request an opinion of counsel in connection with any amendment or supplement entered into hereunder.

          (c) Binding Nature of Amendments, Notices, Notations, etc. Any instrument given by or on behalf of any holder of a Security in connection with any consent to or vote for any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action shall be irrevocable once given and shall be conclusive and binding on all subsequent holders of such Security or any Security issued directly or indirectly in exchange or substitution therefor or in lieu thereof. Any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with
Section 10(b) hereof shall be conclusive and binding on all holders of Securities, whether or not they have given such consent or cast such vote or were present at any meeting, and whether or not notation of such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action is made upon the Securities. Notice of any modification or amendment of, supplement to, or request, demand, authorization, direction, notice, consent, waiver or other action with respect to the Securities or this Agreement (other than for purposes of curing any ambiguity or of curing, correcting or supplementing any defective provision hereof or thereof) shall be given by the Fiscal Agent to each holder of Securities affected thereby, in all cases as provided in the Securities; provided, however, that any failure to provide such notice with respect to any action taken in accordance with this Agreement shall not affect the validity thereof.

          Securities authenticated and delivered after the effectiveness of any such modification, amendment, supple-ment, request, demand, authorization, direction, notice, consent, waiver or other action may bear a notation in the form approved by the Fiscal Agent and the Issuer as to any matter provided for in such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action. New Securities modified to conform, in the opinion of the Fiscal Agent and the Issuer, to any such modification, amendment, supplement, request, demand, authorization, direction, notice, consent, waiver or other action taken, made or given in accordance with Section 10(b) hereof may be prepared by the Issuer, authenticated by the Fiscal Agent and delivered in exchange for Outstanding Securities.

          (d) "Outstanding" Defined. For purposes of the provisions of this Agreement and the Securities, any Security authenticated and delivered pursuant to this Agreement shall, as of any date of determination, be deemed to be "Outstanding", except:

           (i) Securities theretofore cancelled by the Fiscal Agent or delivered to the Fiscal Agent for cancellation;

           (ii) Securities which have become payable, to the extent permitted under the Payment Restrictions, at the Scheduled Maturity Date or otherwise, and with respect to which, in each case, monies sufficient to pay the principal thereof and any interest thereon shall have been paid; and

          (iii) Securities in lieu of or in substitution for which other Securities shall have been authenticated and delivered pursuant to this Agreement;

provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Securities are present at a meeting of holders of Securities for quorum purposes or have consented to or voted in favor of any request, demand, authorization, direction, notice, consent, waiver, amendment, modification or supplement hereunder, Securities owned directly or indirectly by the Issuer, or any affiliate of the Issuer, shall be disregarded and deemed not to be Outstanding.

          11. Governing Law.

          THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUCTED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, UNITED STATES OF AMERICA. THE COMMISSIONER'S EXERCISE OF REGULATORY AUTHORITY, INCLUDING APPROVAL OF PAYMENTS UNDER

THE SECURITIES, SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE COMMONWEALTH OF MASSACHUSETTS AND THE PARTIES HERETO SHALL SUBMIT ANY DISPUTES RELATED TO THE EXERCISE OF SUCH REGULATORY AUTHORITY TO A COURT OF COMPETENT JURISDICTION IN THE COMMONWEALTH OF MASSACHUSETTS.

          12. No Implied Obligations.

          The obligations of the Issuer under this Agreement and the Securities shall be without recourse to any policyholder, director, officer or employee of the Issuer, and no such person shall have any liability with respect thereto.

          13. Notices.

          All notices or communications hereunder, except as herein otherwise specifically provided, shall be in writing, shall specify this Agreement by name and date and shall identify the Securities, and if sent to the Fiscal Agent shall be delivered, transmitted by facsimile or telegraphed to it at The First National Bank of Boston, Blue Hills Office Park, 150 Royall Street, Canton, MA 02021, Attention: Corporate Trust Division, Mail Stop 45-02-15 (1994 New
England Mutual Fiscal Agency), telephone: (617) 575-2857, fax: (617) 575-2078, and if sent to the Issuer shall be delivered, transmitted by facsimile or telegraphed to it at New England Mutual Life Insurance Company, 501 Boylston Street, Boston, Massachusetts 02117, Attention: Treasurer, telephone: (617) 578-3653, fax: (617) 247-0854 (with copy to: Dewey Ballantine, 1301 Avenue of the Americas, New York, New York 10019-6092, Attention: Jeff Liebmann, telephone: (212) 259-6230, fax: (212) 259-6333). The foregoing addresses for notices or communications may be changed by written notice given by the addressee to each party hereto, and the addressee's address shall be deemed changed for all purposes from and after the giving of such notice.

          If the Fiscal Agent shall receive any notice or demand addressed to the Issuer by the holder of a Security, the Fiscal Agent shall promptly forward such notice or demand to the Issuer.

          14. Separability.

          In case any provision in this Agreement or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          15. Headings.

          The section headings herein are for convenience of reference only and shall not affect the construction hereof.

          16. Counterparts.

          This Agreement may be executed in one or more counterparts, and by each party separately on a separate counterpart, and each such counterpart when executed and delivered shall be deemed to be an original. Such counterparts shall together constitute one and the same instrument.

               IN WITNESS WHEREOF, the parties hereto have executed this Fiscal Agency Agreement as of the date first above written.


                              NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

                              By: /s/ Robert E. Schneider
                                  -----------------------
                              Name:  Robert E. Schneider
                              Title: Executive Vice President and
                                       Chief Financial Officer



                              THE FIRST NATIONAL BANK OF BOSTON,
                                  as Fiscal Agent,

                              By:
                                  -----------------------
                              Name:
                              Title:

               IN WITNESS WHEREOF, the parties hereto have executed this Fiscal Agency Agreement as of the date first above written.


                              NEW ENGLAND MUTUAL LIFE INSURANCE COMPANY

                              By:
                                  -----------------------
                              Name:
                              Title:


                              THE FIRST NATIONAL BANK OF BOSTON,
                                  as Fiscal Agent,

                              By: /s/ Kelly K. Caldwell
                                  -----------------------
                              Name:  Kelly K. Caldwell
                              Title: Account Manager